– 1 – IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE SHIVA STEIN, individually and on behalf of all others similarly situated stockholders of PERFORMANT FINANCIAL CORPORATION, Plaintiff, v. PERFORMANT FINANCIAL CORPORATION, LISA C. IM, BRADLEY M. FLUEGEL, WILLIAM D. HANSEN, JAMES LACAMP, and ERIC YANAGI, Defendants. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) C.A. No. 2020-0791-AGB STIPULATION AND [PROPOSED] ORDER VOLUNTARILY DISMISSING ACTION AS MOOT AND RETAINING JURISDICTION TO CONSIDER APPLICATION BY PLAINTIFF’S COUNSEL FOR AN AWARD OF ATTORNEYS’ FEES WHEREAS, on September 17, 2020, Plaintiff filed the above-captioned action individually and on behalf of all other similarly situated stockholders (the “Action”) seeking, among other things, a declaration that a proposal to amend the Certificate of Incorporation (the “Certificate”) of Performant Financial Corporation (the “Company”) to authorize its board of directors to effect a reverse stock split (the “Certificate Proposal”) had not been approved by stockholders; WHEREAS, on October 19, 2020, the Company filed a Form 8-K/A Current Report informing stockholders of an inconsistency related to broker discretion to vote shares for which the broker had not received instructions from beneficial GRANTED

– 2 – owners with respect to the Certificate Proposal and indicating that the Company would not effect the reverse stock split at this time and, if it decides to seek a reverse stock split, will instead submit a new “routine” proposal to stockholders, at a later date and subject to a new proxy statement to amend the Certificate to effect a reverse stock split; WHEREAS, Plaintiff has concluded that the October 19, 2020 8-K mooted the relief sought in the Action and determined to dismiss the Action with prejudice as to Plaintiff and without prejudice as to the putative class while reserving the right to seek an award of a mootness fee; WHEREAS, no compensation in any form has passed directly or indirectly to Plaintiff or his attorneys and no promise, understanding or agreement to give any such compensation has been made, nor have the parties had any discussions concerning the amount of any mootness fee application or award; WHEREAS, no class has been certified in the Action; NOW, THEREFORE, upon the consent of the parties and subject to the approval of the Court, IT IS HEREBY ORDERED this ___ day of __________, 2020 that: 1. The Action and the claims asserted therein are dismissed with prejudice as to the named plaintiff only, and without prejudice as to members of the putative class of stockholders.

– 3 – 2. Because the dismissal is without prejudice as to the putative class of stockholders, and no compensation in any form has passed directly or indirectly to Plaintiff or his attorneys, and no promise to give any such compensation has been made, notice of dismissal is not required. 3. The Court retains jurisdiction of the Action solely for the purpose of considering an application by Plaintiff’s counsel for an award of a mootness fee in the event the parties are unable to reach agreement on any such fee which shall be subject to notice to stockholders. 4. This Order is entered without prejudice to any position, claim or defense of any party with respect to any application for an award of a mootness fee. Dated: November 17, 2020 OF COUNSEL: POMERANTZ LLP Gustavo F. Bruckner Samuel J. Adams 600 Third Avenue, 20th Floor New York, New York 10016 (T) 212.661.1100 FIELDS KUPKA & SHUKUROV LLP William J. Fields Christopher J. Kupka Samir Shukurov 1370 Broadway, 5th Floor – #5100 New York, New York 10018 (T) 212.231.1500 Respectfully submitted, FARNAN LLP /s/ Brian E. Farnan Brian E. Farnan (Bar No. 4089) Michael J. Farnan (Bar No. 5165) 919 N. Market St., 12th Floor Wilmington, DE 19801 Telephone: (302) 777-0300 bfarnan@farnanlaw.com mfarnan@farnanlaw.com Attorneys for Plaintiff

– 4 – OF COUNSEL: Pillsbury Winthrop Shaw Pittman LLP Bruce A. Ericson Four Embarcadero Center, 22nd Floor San Francisco, CA 94111-5998 MORRIS NICHOLS ARSHT AND TUNNELL LLP /s/ David J. Teklits David J. Teklits (Bar No. 3221) 1201 North Market Street, 16th Floor Wilmington, DE 19801 (302) 658-9200 Attorneys for Defendants IT IS SO ORDERED THIS ____day of ____________, 2020 ________________________ Chancellor Bouchard

This document constitutes a ruling of the court and should be treated as such. /s/ Judge Andre G Bouchard Court: DE Court of Chancery Civil Action Judge: Andre G Bouchard File & Serve Transaction ID: 66118366 Current Date: Nov 18, 2020 Case Number: 2020-0791-AGB Case Name: Shiva Stein v. Performant Financial Corporation Court Authorizer: Andre G Bouchard